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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 18, 2001
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY

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             (Exact name of registrant as specified in its charter)




        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On April 18, 2001, Hewlett-Packard Company ("HP") issued a press release relating to its fiscal 2001 second quarter and third quarter guidance. The press release, entitled "HP Expects Lower Q2 Earnings" dated April 18, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein. On April 18 at 8:30 a.m. EST, in connection with HP's issuance of the foregoing press release, HP held a conference call to discuss the contents of the press release. Scripts prepared for use by Carleton S. Fiorina and Stephen J. Pavlovich on this conference call are furnished herewith as Exhibit 99.2 and incorporated by reference in this Item 5. The furnishing of these scripts is not intended to constitute a representation such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of April 18, 2001, and HP does not assume any obligation to update such information in the future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release dated April 18, 2001 entitled "HP Expects Lower Q2 Earnings."

Exhibit 99.2    Scripts prepared for use by Carleton S. Fiorina and Stephen
                J. Pavlovich for conference call at 8:30 a.m. EST, April 18, 2001, discussing fiscal 2001 second quarter and third quarter guidance.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEWLETT-PACKARD COMPANY


Date: April 18, 2001                By:    /s/ Robert P. Wayman
                                           -----------------------------------
                                    Name:  Robert P. Wayman
                                    Title: Executive Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer


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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED APRIL 18, 2001




  Exhibit                              Description
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    99.1      Press release dated April 18, 2001 entitled "HP Expects Lower Q2
              Earnings."

    99.2 Scripts prepared for use by Carleton S. Fiorina and Stephen J. Pavlovich for conference call at 8:30 a.m. EST, April 18, 2001, discussing fiscal 2001 second quarter and third quarter guidance.